SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                 June 29, 2003



                               Prime Retail, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)



             Maryland                    0-23616                38-2559212
----------------------------          -------------         -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)         Identification No.)



  100 East Pratt Street
  Nineteenth Floor, Baltimore, Maryland                                21202
----------------------------------------                            -----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code   (410) 234-0782
                                                     --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.                    Financial Statements and Exhibits.
                           ----------------------------------

         (c) Exhibits.

         Number            Description
         ------            -----------

          99.1             Press Release issued on June 29, 2003




Item 9.                    Regulation FD Disclosure.
                           -------------------------

     On June 29, 2003, Prime Retail, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME RETAIL, INC.
                                            (Registrant)

Date:  June 30, 2003
                                            By:     /s/ R. Kelvin Antill
                                                    ---------------------
                                            Name:   R. Kelvin Antill
                                           Title:   Executive Vice President -
                                                    General Counsel & Secretary

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                                  EXHIBIT INDEX

         Number            Description
         ------            ------------

          99.1             Press Release dated June 29, 2003